Exhibit 10.3

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 2, 2007, is entered into by and between Gramercy Capital Corp., a Maryland corporation (the “Company”), and SSF III Gemini, LP, a Delaware limited partnership (“SSF”) and solely for purposes of Sections 4, 8, 9 and 11 hereof, SL Green Operating Partnership, L.P., a Delaware limited partnership (“SLG”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Section 1 hereto.

RECITAL

This Agreement is made in connection with a Subscription Agreement for the purchase of the Company’s common stock, par value $0.001 per share (the “Common Stock”), among the Company, SSF and the other parties signatory thereto, dated as of November 2, 2007 (the “Subscription Agreement”).  In order to induce SSF to enter into, and to purchase Common Stock in accordance with the terms of, the Subscription Agreement, the Company agrees to provide the registration rights provided for in this Agreement to SSF and its direct and indirect transferees.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.               Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Adverse Effect” shall have the meaning set forth in Section 3(e) hereof.

“Affiliate” shall mean, when used with reference to a specified Person, (i) any Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the specified Person; (ii) any Person who, from time to time, is a member of the immediate family of a specified Person; (iii) any Person who, from time to time, is an officer or director or manager of a specified Person; or (iv) any Person who, directly or indirectly, is the beneficial owner of 50% or more of any class of equity securities or other ownership interests of the specified Person, or of which the specified Person is directly or indirectly the owner of 50% or more of any class of equity securities or other ownership interests.

“Agreement” shall mean this Registration Rights Agreement as originally executed and as amended, supplemented or restated from time to time.

“Alternative Demand” shall have the meaning set forth in Section 3(a) hereof.

“Board” shall mean the Board of Directors of the Company.

“Business Day” shall mean each day other than a Saturday, a Sunday or any other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

“Closing Date” shall mean November 7, 2007.

“Common Stock” shall have the meaning set forth in the Recital hereto.

“Commission” shall mean the Securities and Exchange Commission and any successor thereto.

[Signature Page to Registration Rights Agreement]

“Company” shall have the meaning set forth in the introductory paragraph hereof.

“Control” (including the terms “Controlling,” “Controlled by” and “under common Control with”) shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person through the ownership of Voting Power, by contract or otherwise.

“Covered Transferee” has the meaning ascribed thereto in the Stockholders Agreement.

“Demand” has the meaning set forth in Section 2(a) hereof.

“Demand Party” shall have the meaning set forth in Section 3(a) hereof.

“Effective Date” shall have the meaning set forth in Section 2(b) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any corresponding provision of succeeding law) and the rules and regulations thereunder.

“Holders” shall mean SSF, in its capacity as a holder of Registrable Securities, and any transferee of the Registrable Securities to the extent such transferee is a Permitted Transferee.  For purposes of this Agreement, the Company may deem and treat the registered holder of a Registrable Security as each Holder and absolute owner thereof, unless notified to the contrary in writing by the registered Holder thereof.

“Holding Entities” has the meaning set forth in Section 11(p) hereof.

“Permitted Transferee” shall have the meaning set forth in the Stockholders Agreement.

“Person” shall mean any individual, partnership, corporation, limited liability company, joint venture, association, trust, unincorporated organization or other governmental or legal entity.

“Pledgee” shall have the meaning ascribed thereto in the Stockholders Agreement.

“Pledges” shall have the meaning set forth in Section 11(p) hereof.

“Public Offering” shall mean any offering of Registrable Securities to the public pursuant to an effective registration statement filed with the Commission under the Securities Act, or any comparable document under any similar federal statute then in force.

“Purchased Shares” shall mean the shares of Common Stock purchased by SSF pursuant to the Subscription Agreement.

“Registrable Securities” shall mean the Purchased Shares; provided, however, that (i) any and all shares of Common Stock which may be issued in respect of, in exchange for, or in substitution for any Registrable Securities, whether by reason of any stock split, stock dividend, reverse stock split, recapitalization, combination or otherwise, shall also be “Registrable Securities” hereunder, and (ii) such Registrable Securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and all such Registrable Securities shall have been disposed of in accordance with such registration statement, (B) such Registrable Securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act, (C) such Registrable Securities become eligible to be publicly sold without limitation as to amount or manner of sale pursuant to Rule 144(k) (or any successor provision) under the Securities Act, or (D) such Registrable Securities have ceased to be outstanding.

“Registration Expenses” shall mean (i) the fees and disbursements of counsel and independent public accountants for the Company incurred in connection with the Company’s performance of or compliance with this Agreement, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, and any premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the sale of any securities and (ii) all registration, filing and stock exchange fees, all fees and expenses of complying with securities or “blue sky” laws, all fees and expenses of custodians, transfer agents and registrars, all printing expenses, all road-show expenses of the Company, messenger and delivery expenses; provided, however, “Registration Expenses” shall not include any out-of-pocket expenses of each Holder, legal fees and expenses of any counsel to a Holder, transfer taxes, underwriting or brokerage commissions or discounts associated with effecting any sales of Registrable Securities that may be offered, which expenses shall be borne by each Holder individually or on a pro rata basis with respect to the Registrable Securities so sold.

“Securities Act” shall mean the Securities Act of 1933, as amended (or any successor corresponding provision of succeeding law), and the rules and regulations thereunder.

“Shelf Registration Statement” shall have the meaning set forth in Section 2(a) hereof.

“Shelf Underwritten Demand Notice” shall have the meaning set forth in Section 2(c) hereof.

“Shelf Underwritten Offering” shall have the meaning set forth in Section 2(c) hereof.

“SLG” shall have the meaning set forth in the introductory paragraph hereof.

“SSF” shall have the meaning set forth in the introductory paragraph hereof.

“Stand-Off Period” shall have the meaning set forth in Section 8 hereof.

“Stockholders” shall have the meaning ascribed thereto in the Stockholders Agreement.

“Stockholders Agreement” shall mean that certain Stockholders Agreement, dated November 2, 2007, entered into by and among the Company, SSF, and the other parties signatory thereto.

“Unregistered Securities” shall have the meaning set forth in Section 2(b) hereof.

“Voting Power” shall mean voting securities or other voting interests ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of board members or Persons performing substantially equivalent tasks and responsibilities with respect to a particular entity.

Section 2.               Shelf Registrations.

a.             Shelf Registration.  The Company agrees to file with the Commission, upon request by SSF or SSF and a Covered Transferee (a “Demand”) on or after the six month anniversary of the Closing Date, a registration statement under the Securities Act on Form S-3 (or any similar or successor form) for the offering on a continuous or delayed basis in the future of the Registrable Securities (the “Shelf Registration Statement”), and will use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter.  The Shelf Registration Statement shall be on an appropriate form and the registration statement and any form of prospectus included therein (or prospectus supplement relating thereto) shall reflect the plan of distribution or method of sale as each Holder may from time to time notify the Company.  Subject to the other provisions of this Agreement, the Company shall promptly give written notice of such requested registration to each other Holder, to the extent the Company has received prior notice as to the identity of such Holder(s), and thereupon will, as expeditiously as possible, use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by such other Holders.

b.             Effectiveness.  The Company shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective for the period beginning on the date on which the Shelf Registration Statement is declared effective (the “Effective Date”) and ending on the date that is the later of (i) one-hundred-eighty (180) days after the Effective Date, as extended by (x) the number of days the Company has exercised any applicable black-out rights pursuant to Section 5 hereof, (y) the total number of days that a Stand-Off Period has applied with respect to the Holder, pursuant to Section 8 hereof, during the effectiveness of such Shelf Registration Statement, and (z) any period during which the Holders are prohibited from making sales because of any stop order, injunction, or other order or requirement of the Commission or any other governmental agency or court, and (ii) such time all of the Registrable Securities registered under the Shelf Registration Statement cease to be Registrable Securities.  During the period that the Shelf Registration Statement is effective, the Company shall supplement or make amendments to the Shelf Registration Statement, if required by the Securities Act or if reasonably requested by each Holder (whether or not required by the form on which the securities are being registered), including to reflect any specific plan of distribution or method of sale, and shall use its commercially reasonable efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.  Without limiting the foregoing, if there is an increase in the number of Registrable Securities and any of the Registrable Securities as so increased are not then registered under any Registration Statement (the “Unregistered Securities”), the Company shall promptly supplement or make amendments to the Shelf Registration Statement or file an additional registration statement to register the Unregistered Securities, and shall use its commercially reasonable efforts to have such supplements, amendments or additional Registration Statement declared effective, if not already effective, as soon as practicable after filing.

c.             Underwritten Offerings.  If at any time that a Shelf Registration Statement is effective (or in connection with delivery of a Demand), SSF or SSF and a Covered Transferee delivers a notice to the Company (a “Shelf Underwritten Demand Notice”) stating that it intends to effect an underwritten offering of Registrable Securities pursuant to a take-down from the Shelf Registration Statement of all or part of the Registrable Securities included or to be included by it on the Shelf Registration Statement (a “Shelf Underwritten Offering”) and stating the aggregate offering price and/or number of Registrable Securities to be included in such Shelf Underwritten Offering, then the Company shall, so long as the market value of the Common Stock to be included in such Shelf Underwritten Offering is (i) equal to or in excess of $75,000,000 or (ii) equal to or in excess of $50,000,000 and SSF and/or its Permitted Transferees agree to sell at least 75% of the Registrable Securities then owned by them in such underwritten offering), based upon the closing price of the Common Stock on the date prior to the Shelf Underwritten Demand Notice, amend or supplement the Shelf Registration Statement as promptly as practicable (or, if not yet filed, include appropriate disclosure therein) as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders.  In connection with any Shelf Underwritten Offering (i) the Company shall deliver a copy of the Shelf Underwritten Demand Notice to each Holder, to the extent the Company has received prior notices as to the identity of such Holder(s), and permit each Holder to include its Registrable Securities included by it on the Shelf Registration Statement in the Shelf Underwritten Offering if such Holder seeking to so include Registrable Securities notifies SSF and the Company of such request, specifying the amount to be included, within three (3) Business Days (or such shorter period as is reasonably practicable under the circumstances in the judgment of the managing underwriter) after receipt of the Shelf Underwritten Demand Notice thereby, and (ii) if the managing underwriter advises the Company and the Holders participating therein that, in its opinion, the number of securities to be included in such registration would be likely to have an Adverse Effect, then, the number of shares of Common Stock to be included therein by each participating Holder shall be determined on a pro rata basis based on the number of shares of Common Stock requested to be included, to the extent that the managing underwriter believes that such shares can be sold in such offering without having an Adverse Effect.  In no event shall the Company be required to effect more than one (1) underwritten offering pursuant to this Agreement.  The selection of investment banker(s), underwriter(s) and manager(s), if any, shall be made by SSF; provided, however, that such investment banker(s), underwriter(s) and manager(s) shall be reasonably satisfactory to the Company.  If requested, the Company shall enter into an underwriting or purchase agreement with an investment banking firm in connection with such an underwritten offering containing representations, warranties, indemnities and agreements substantially the same as the Company agreed to in its most recent public offering.  Any prospectus supplement or other filing with the Commission including a plan or method of distribution of the securities subject to an underwritten offering pursuant to this Section 2 shall reflect the plan or method of distribution of such securities as shall be designated by the managing underwriter of the offering.

Section 3.               Registration on Request.

a.             Request.  If at any time the Company (i) is not eligible to use Form S-3 or (ii) has failed to file the Shelf Registration Statement or such Shelf Registration Statement is not then effective, SSF, or SSF and a Covered Transferee (the “Demand Party”) may request in writing that the Company effect the registration under the Securities Act of all of the Registrable Securities held by such Demand Party.  Any such request (an “Alternative Demand”) will specify (i) the number of Registrable Securities proposed to be sold and (ii) the intended method of disposition thereof.  Subject to the other provisions of this Section 3, the Company shall promptly give written notice of such requested registration to each Holder that is not a Demand Party, and thereupon will, as expeditiously as possible, use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Demand Party.

b.             Registration Statement Form.  The Company shall select the registration statement form for any registration pursuant to this Section 3; provided, however, that if any registration requested pursuant to this Section 3 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

c.             Effective Registration Statement.  A registration requested pursuant to this Section 3 will not be deemed to have been effected:

(i)            unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Purchased Shares covered by such registration statement until the earlier of (x) such time as all of such Purchased Shares have been disposed of in accordance with the intended methods of disposition thereof set forth in such registration statement or (y) one-hundred-eighty (180) days after the effective date of such registration statement, as extended by (A) the number of days the Company has exercised any applicable black-out rights pursuant to Section 5 hereof, (B) the total number of days that a Stand-Off Period has applied with respect to the Holder, pursuant to Section 8 hereof, during the effectiveness of such registration statement, and (C) any period during which the Holders are prohibited from making sales because of any stop order, injunction, or other order or requirement of the Commission or any other governmental agency or court, except with respect to any registration statement filed pursuant to Rule 415 under the Securities Act, in which case the Company shall use its commercially reasonable efforts to keep such registration statement effective until such time as all of the Purchased Shares cease to be Registrable Shares; provided, that if the failure of any such registration statement to become or remain effective in compliance with this Section 3 is due solely to acts or omissions of the applicable Holders, such registration requested pursuant to this Section 3 will be deemed to have been effected;

(ii)           if after it has become effective, the registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or authority and does not thereafter become effective; or

(iii)          if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Demand Party or other Holders.

d.             Underwritten Offering.  If, at the election of the Demand Party, a requested registration pursuant to this Section 3 is to involve an underwritten offering meeting the requirements of clause (i) or (ii) of the first sentence of Section 2(c), the investment banker(s), underwriter(s) and manager(s) for such registration shall be selected by the Holders of a majority of the Registrable Securities which the Company has been requested to register; provided, however, that such investment banker(s), underwriter(s) and manager(s) shall be reasonably satisfactory to the Company.  If requested, the Company shall enter into an underwriting or purchase agreement with an investment banking firm in connection with such an underwritten offering containing representations, warranties, indemnities and agreements then substantially the same as the Company agreed to in its most recent public offering.

e.             Priority in Requested Registrations.  If a requested registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company and the Demand Party in writing that, in its opinion, the number of securities to be included in such registration would be likely to have an adverse effect on the price, timing or distribution of the securities to be offered in such offering as contemplated by the Holders (an “Adverse Effect”), then the Company shall include in such registration Registrable Securities requested to be included in such registration by the Demand Party and all other Holders of Registrable Securities on a pro rata basis based on the number of Registrable Securities requested to be included, to the extent that the managing underwriter believes that such Registrable Securities can be sold in such offering without having an Adverse Effect.  If the managing underwriter of any underwritten offering shall advise the Holders participating in a registration pursuant to this Section 3 that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Demand Party, then the Demand Party shall have the right to notify the Company that it has determined that the registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement.

Section 4.               Piggyback Registration Rights.  The Company shall not, after the Closing Date, grant or agree to grant to any third party, including SLG and its Covered Transferees, any right to require the Company to register Common Stock for sale pursuant to the Securities Act and/or to participate in any registration of the Company or other Persons unless the terms of such registration rights agreement provides for the Holders, SLG and its Covered Transferees to have the same rights as such third party.

Section 5.               Black-Out Periods.

Notwithstanding anything herein to the contrary, the Company shall have the right, exercisable from time to time by delivery of a notice authorized by the Board, on not more than two occasions in any 12-month period, to require each Holder not to sell pursuant to a registration statement or similar document under the Securities Act filed pursuant to this Agreement or to suspend the effectiveness thereof if at the time of the delivery of such notice, the Board has considered a plan to engage no later than 60 days following the date of such notice in a firm commitment underwritten public offering or if the Board has reasonably and in good faith determined that such registration and offering, continued effectiveness or sale would materially interfere with any material transaction involving the Company; provided, however, that in no event shall the black-out period extend for more than 60 days on any such occasion.  The Company, as soon as practicable, shall (i) give each Holder prompt written notice in the event that the Company has suspended sales of Registrable Securities pursuant to this Section 5, (ii) give each Holder prompt written notice of the completion of such offering or material transaction and (iii) promptly file any amendment necessary for any registration statement or prospectus of each Holder in connection with the completion of such event.

The Holder agrees by acquisition of the Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 5, such Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the earlier of (x) such Holder’s receipt of the notice of completion of such event and (y) the end of such 60 day black-out period.

Section 6.               Registration Procedures.

a.             In connection with the filing of any registration statement as provided in this Agreement, the Company shall, as expeditiously as reasonably practicable:

(i)            prepare and, in any event within thirty (30) days after the receipt of a Demand or Alternative Demand, file with the Commission the requisite registration statement (including a prospectus therein and any supplement thereto) to effect such registration and use its commercially reasonable efforts to cause such registration statement to become effective promptly; provided, however, that before filing such registration statement or any amendments or supplements thereto, the Company will furnish copies of all such documents proposed to be filed to counsel for the sellers of Registrable Securities covered by such registration statement and provide reasonable time for such sellers and their counsel to comment upon such documents if so requested by a Holder.  The Company will not file any registration statement or any amendment thereto or any prospectus or any supplement thereto in connection with a Demand (excluding such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which SSF or the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably and timely object;

(ii)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the period in which such registration statement is required to be kept effective;

(iii)          furnish to each Holder of the securities being registered, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits) other than those which are being incorporated into such registration statement by reference, such number of copies of the prospectus contained in such registration statements (including each complete prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as each Holder may reasonably request;

(iv)          use its commercially reasonable efforts to promptly register or qualify all Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as each Holder and the underwriters of the securities being registered, if any, shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in such jurisdiction of the securities owned by each Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign company or to register as a broker or dealer in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(iv), or to consent to general service of process in any such jurisdiction, or to be subject to any material tax obligation in any such jurisdiction where it is not then so subject;

(v)           promptly notify each Holder at any time when the Company becomes aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of each Holder, promptly prepare and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(vi)          use its commercially reasonable efforts to comply or continue to comply in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission thereunder so as to enable each Holder to sell its Registrable Securities pursuant to Rule 144 promulgated under the Securities Act, as further agreed to in Section 10 hereof;

(vii)         make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(viii)        provide a transfer agent and registrar and a CUSIP number for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(ix)           use its commercially reasonable efforts to cooperate with each Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued for such number of shares and registered in such names as each Holder may reasonably request in writing at least two Business Days prior to any sale of Registrable Securities;

(x)            use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange or national quotation system on which any such class of securities is then listed or quoted and cause to be satisfied all requirements and conditions of such securities exchange or national quotation system to the listing or quoting of such securities that are reasonably within the control of the Company including, without limitation, registering the applicable class of Registrable Securities under the Exchange Act, if appropriate, and using commercially reasonable efforts to cause such registration to become effective pursuant to the rules of the Commission;

(xi)           in connection with any sale, transfer or other disposition by each Holder of any Registrable Securities pursuant to Rule 144 promulgated under the Securities Act, use its commercially reasonable efforts to cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such name as each Holder may reasonably request in writing at least three Business Days prior to any sale of Registrable Securities;

(xii)          notify each Holder, promptly after it shall receive notice thereof, of the time when such registration statement, or any post-effective amendments to the registration statement, shall have become effective, or a supplement to any prospectus forming part of such registration statement has been filed or when any document is filed with the Commission which would be incorporated by reference into the prospectus;

(xiii)         notify each Holder of any request by the Commission for the amendment or supplement of such registration statement or prospectus for additional information;

(xiv)        advise each Holder, promptly after it shall receive notice or obtain knowledge thereof, of (A) the issuance of any stop order, injunction or other order or requirement by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and use all commercially reasonable efforts to prevent the issuance of any stop order, injunction or other order or requirement or to obtain its withdrawal if such stop order, injunction or other order or requirement should be issued, (B) the suspension of the registration of the subject shares of the Registrable Securities in any state jurisdiction and (C) the removal of any such stop order, injunction or other order or requirement or proceeding or the lifting of any such suspension;

(xv)         use its commercially reasonable efforts (taking into account the interests of the Company) to make available the executive officers of the Company to participate with the Holders and any underwriters in “road shows” or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities; and

(xvi)        if such offering is an underwritten offering, enter into such agreements (including an underwriting agreement in such form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by Holders (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) use commercially reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which opinions (in such form, scope and substance) shall be reasonably satisfactory to the managing underwriters and counsel to Holders), addressed to each Holder and each of the underwriters as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters; (ii) use commercially reasonable efforts to obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each Holder (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings; and (iii) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures substantially to the effect set forth in Section 7 of this Agreement with respect to all parties to be indemnified pursuant to Section 7 of this Agreement or any other form of indemnification, contribution or similar rights and procedures customarily given by issuers registering securities in an underwritten offering.  The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

b.             In connection with the filing of any registration statement covering Registrable Securities, each Holder shall furnish in writing to the Company such information regarding itself (and any of its Affiliates), the Registrable Securities to be sold, the intended method of distribution of such Registrable Securities and such other information requested by the Company as is necessary or advisable for inclusion in the registration statement relating to such offering pursuant to the Securities Act.  Such writing shall expressly state that it is being furnished to the Company for use in the preparation of a registration statement, preliminary prospectus, statutory prospectus, supplementary prospectus, final prospectus, issuer free writing prospectus or amendment or supplement thereto, as the case may be.

Each Holder agrees by acquisition of the Registrable Securities that (i) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(v), such Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(v); (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in clause (A) of Section 6(a)(xiv), such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement until such Holder’s receipt of the notice described in clause (C) of Section 6(a)(xiv); and (iii) upon receipt of any notice from the Company of the happening of any event of the kind described in clause (B) of Section 6(a)(xiv), each Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement in the applicable state jurisdiction(s) until such Holder’s receipt of the notice described in clause (C) of Section 6(a)(xiv).

Section 7.               Indemnification.

a.             Indemnification by the Company.  The Company agrees to indemnify and hold harmless each Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and each Person, if any, who controls each Holder within the meaning of the Securities Act or the Exchange Act, together with the partners, officers, directors, trustees, stockholders, employees, agents and investment advisers of such controlling person, against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees), joint or several, to which each Holder or any such indemnitees may become subject under the Securities Act, the Exchange Act, any federal or state law or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered and sold under the Securities Act, any preliminary prospectus, statutory prospectus, final prospectus or summary prospectus contained therein, or any issuer free writing prospectus or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or any violation of the Securities Act or state securities laws or rules thereunder by the Company relating to any action or inaction by the Company in connection with such registration, and the Company will reimburse each Holder for any reasonable legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceedings; provided, however, that the Company shall not be liable in any such case to a Holder to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, statutory prospectus, final prospectus, summary prospectus, issuer free writing prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to such Holder or any other Person who controls such Holder within the meaning of the Securities Act or the Exchange Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or supplement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of each Holder or any such controlling Person and shall survive the transfer of such securities by each Holder.

b.             Indemnification by each Holder.  The Holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(a)) the Company, each member of the Board, each officer, employee, agent and investment adviser of the Company and each other Person, if any, who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, statutory prospectus, final prospectus or summary prospectus contained therein, or any issuer free writing prospectus or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder regarding such Holder giving such indemnification specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, statutory prospectus, final prospectus, summary prospectus, issuer free writing prospectus, amendment or supplement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such Board member, officer, employee, agent, investment adviser or controlling Person and shall survive the transfer of such securities by any Holder.  The obligation of a Holder to indemnify will be several and not joint, among the Holders and the liability of each such Holder of Registrable Securities will be in proportion to and limited in all events to the net amount received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

c.             Notices of Claims, etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to assume the defense thereof, for itself, if applicable, together with any other indemnified party similarly notified, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof.

d.             Indemnification Payments.  To the extent that the indemnifying party does not assume the defense of an action brought against the indemnified party as provided in Section 7(c), the indemnified party (or parties if there is more than one) shall be entitled to the reasonable legal expenses of common counsel for the indemnified party (or parties) and common local counsel.  In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party, which consent shall not be unreasonably withheld, delayed or conditioned.  The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of an investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.  The indemnifying party shall not settle any claim without the consent of the indemnified party unless such settlement involves a complete release of such indemnified party without any admission of liability by the indemnified party.

e.             Contribution.  If, for any reason, the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission) or (ii) if the allocation provided by subclause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations.  No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation, and the liability for contribution of each Holder will be in proportion to and limited in all events to the net amount received by each Holder from the sale of Registrable Securities pursuant to such registration statement.

Section 8.               Market Stand-Off Agreement.  The Holder hereby agrees that it shall not, to the extent requested by the Company or SLG, as applicable, or an underwriter of the securities of the Company on behalf of itself or SLG, directly or indirectly (i) offer, sell, contract to sell, pledge (except for pledges made prior to the date the requested lock-up is to commence or pledges relating to refinancings or replacements of indebtedness for which such stock was pledged), sell any option or contract to purchase, purchase any option or contract to sell (including without limitation any short sale), grant any option, right or warrant for the sale of or otherwise transfer or dispose of any Registrable Securities or securities convertible into or exchangeable for Registrable Securities (other than to donees or partners of each Holder who agree to be similarly bound), enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Registrable Securities, whether any such aforementioned transaction is to be settled by delivery of the Registrable Securities or such other securities, in cash or otherwise, or (ii) publicly disclose the intention to make any such offer, sale, pledge (except for pledges made prior to the date the requested lock-up is to commence or pledges relating to refinancings or replacements of indebtedness for which such stock was pledged) or disposition, or to enter into any such transaction, swap, hedge or other arrangement, within seven (7) days prior to and for up to 60 days following the effective date of a registration statement of the Company filed under the Securities Act (except the Shelf Registration Statement filed for the benefit of the Holders pursuant to this Agreement) or the date of an underwriting agreement with respect to an underwritten public offering of the Company’s securities (including an offering conducted by the Company or SLG) (the “Stand-Off Period”); provided, however, that the Holder shall only be bound by two such requests per year, and provided, further that:

a.             with respect to the Stand-Off Period, such agreement shall not be applicable to the Registrable Securities to be sold on each Holder’s behalf to the public in an underwritten offering pursuant to such registration statement;

b.             as a condition precedent to the obligations of Holders under this Section 8, all executive officers and directors of the Company then holding Common Stock of the Company shall enter into similar agreements; and

c.             each Holder shall be allowed any concession or proportionate release allowed to any (i) officer, or (ii) director of the Company that entered into similar agreements.

In order to enforce the foregoing covenants, the Company shall have the right to place restrictive legends on the certificates representing the Registrable Securities subject to this Section 8 and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of Common Stock of each Holder (and the Common Stock or securities of every other person subject to the foregoing restriction) until the end of such period.

Once a registration statement covering the Registrable Securities is effective, the provisions of this Section 8 shall be of no further force and effect.

Section 9.               Lock-Up Agreement.

a.             In the event that SSF requests registration that involves an underwritten offering of the Registrable Securities pursuant to Section 2(c) or Section 3(d) of this Agreement, the underwriters in such underwritten offering request a Company lock-up, and such underwritten offering is (i) equal to or in excess of $75,000,000 or (ii) equal to or in excess of $50,000,000 and SSF and/or its Permitted Transferees agree to sell at least 75% of the Registrable Securities then owned by them in such underwritten offering, then (i) the Company will not, without the prior written consent of SSF, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of, or establish or increase a “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership, whether or not such transaction is to be settled by delivery of such securities, other securities, cash or other consideration with respect to, the Company’s Common Stock, operating partnership units or other stock of the Company or any other equity securities convertible into, or exercisable or exchangeable for, shares of the Company’s Common Stock or other stock, or publicly announce an intention to effect any such transaction, for a period beginning on and including the date of the underwriting agreement entered into by SSF in connection with such underwritten offering of the Purchased Shares through and including the date which is a maximum of 30 days after the date of such underwriting agreement; provided, however, that (A) the Company may issue and sell Common Stock and options to purchase Common Stock pursuant to any employee or director stock option or stock purchase plans in effect on the date of the date of such underwriting agreement, (B) GKK Capital LP, a Delaware limited partnership, may issue operating partnership units in consideration for acquisitions of assets, (C) the Company may issue Common Stock upon redemption of operating partnership units or upon exchange or conversion of any outstanding securities that have exchange or conversion rights and (D) other exceptions reasonably requested by the Company; and (ii) SLG, its Covered Transferees and  any third party who the Company has granted registration rights will not, without the prior written consent of SSF, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of, or establish or increase a “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership, whether or not such transaction is to be settled by delivery of such securities, other securities, cash or other consideration with respect to, the Company’s Common Stock, or any other equity securities convertible into, or exercisable or exchangeable for, shares of the Company’s Common Stock, or publicly announce an intention to effect any such transaction, for a period beginning on and including the date of the underwriting agreement entered into by SSF in connection with such underwritten offering of the Purchased Shares through and including the date which is a maximum of 30 days after the date of such underwriting agreement.

b.             In connection with any underwritten offering by the Company of its Common Stock, if SLG OP is requested to provide a lock-up of the Common Stock it then owns, then the Holder shall be required to provide a similar lock-up with respect to the Registrable Securities the Holder then owns.

Section 10.             Covenants Relating To Rule 144 and Form S-3.  At such times as the Company is obligated to file reports in compliance with either Section 13 or 15(d) of the Exchange Act, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as each Holder may reasonably request, all to the extent required from time to time to (i) enable each Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission, and (ii) enable the Company to be eligible to file a Shelf Registration Statement on Form S-3 (or any similar or successor form).  Upon the request of each Holder, the Company will deliver to each Holder a written statement as to whether it has complied with such requirements.

Section 11.             Miscellaneous.

a.             Termination; Survival.  The rights of each Holder under this Agreement shall terminate upon the date that all of the Registrable Securities cease to be Registrable Securities.  Notwithstanding the foregoing, the obligations of the parties under Section 6, Section 7, Section 10 and paragraphs (d), (e) and (g) of this Section 11 shall survive the termination of this Agreement.  As set forth in Section 4 of the Stockholders Agreement, in the event that any Pledgee exercises its rights under a pledge relating to the Purchased Shares, this Agreement, the Stockholders Agreement and any continuing rights under the Subscription Agreement (including, without limitation, indemnity rights) shall immediately terminate without any further action.

b.             Expenses.  All Registration Expenses incurred in connection with any Shelf Registration Statement (including any prospectus or prospectus supplement) prepared and/or filed pursuant to this Agreement shall be borne by the Company, whether or not any registration statement related thereto becomes effective.

c.             Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each of the other parties.

d.             Applicable Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely in such State.  The parties consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York in connection with any civil action concerning any controversy, dispute or claim arising out of or relating to this Agreement, or any other agreement contemplated by, or otherwise with respect to, this Agreement or the breach hereof, unless such court would not have subject matter jurisdiction thereof, in which event the parties consent to the jurisdiction of the State of New York.  The parties hereby waive and agree not to assert in any litigation concerning this Agreement the doctrine of forum non conveniens.

e.             Waiver Of Jury Trial.  THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

f.              Prior Agreement; Construction; Entire Agreement.  This Agreement, including the exhibits and other documents referred to herein (which form a part hereof), constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties, and all such prior agreements and understandings are merged herein and shall not survive the execution and delivery hereof.

g.             Notices.  All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service or be telecopier and shall be deemed given when so delivered by hand or, if mailed, three days after mailing (one Business Day in the case of express mail or overnight courier service), addressed as follows:

If to a Holder:	SSF III Gemini, LP c/o Morgan Stanley Real Estate Special Situations Fund III, L.P. 1585 Broadway, 37th Floor New York, NY 10036 Attention: Hugh Macdonnell

If any Holder is a transferee, to the address of such Holder set forth in the transfer documentation provided to the Company, or such other address as any Holder may hereafter specify by notice to the Company.

with a copy to:

Fried Frank Harris Shriver & Jacobson LLP One New York Plaza New York, NY 10004 Attention: Steven G. Scheinfeld and John E. Sorkin Facsimile: 212-859-4000

If to the Company:	Gramercy Capital Corp. 420 Lexington Avenue New York, New York 10170 Attn: Robert R. Foley

with a copy to:

Clifford Chance US LLP 31 West 52nd Street New York, New York 10019 Attention: Larry P. Medvinsky Facsimile: 212-878-8149

If to SLG:	SL Green Realty Corp. 420 Lexington Avenue New York, New York 10170 Attn: Gregory F. Hughes

with a copy to:

Clifford Chance US LLP 31 West 52nd Street New York, New York 10019 Attention: Larry P. Medvinsky Facsimile: 212-878-8149

with a copy to:

Greenberg Traurig, LLP 200 Park Avenue New York, New York 10166 Attn: Judith Fryer and Kenneth Gerasimovic Facsimile: 212-805-9203

h.             Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may assign its rights or obligations hereunder to any successor to the Company’s business or with the prior written consent of each Holder.  Notwithstanding the foregoing, no assignee of the Company shall have any of the rights granted under this Agreement until such assignee shall acknowledge its rights and obligations hereunder by a signed written agreement pursuant to which such assignee accepts such rights and obligations.  Each Holder may assign its rights or obligations hereunder in whole or in part in connection with the transfer, sale or other disposition of its Purchased Shares so long as such assignee shall acknowledge its rights and obligations hereunder by a signed written agreement pursuant to which such assignee accepts such rights and obligations, upon which assignee shall be deemed to be a “Holder” for all purposes hereunder, and upon request, the Company shall acknowledge such assignee as a “Holder.”

i.              Headings.  Headings are included solely for convenience of reference and if there is any conflict between headings and the text of this Agreement, the text shall control.

j.              Amendments And Waivers.  The provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the Holders of a majority of the Registrable Securities.  Any waiver, permit, consent or approval of any kind or character on the part of each Holder of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder and the Company.  This Agreement shall be effective upon approval of the Board.

k.             Interpretation; Absence Of Presumption.  For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph or other references are to the Sections, paragraphs, or other references to this Agreement unless otherwise specified, (iii) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified, (iv) the word “or” shall not be exclusive and (v) provisions shall apply, when appropriate, to successive events and transactions.

This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instruments to be drafted.

l.              Severability.  If any provision of this Agreement shall be or shall be held or deemed by a final order by a competent authority to be invalid, inoperative or unenforceable, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable, but this Agreement shall be construed as if such invalid, inoperative or unenforceable provision had never been contained herein so as to give full force and effect to the remaining such terms and provisions.

m.            Specific Performance; Other Rights.  The parties recognize that various other rights rendered under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce the rights under this Agreement by actions for injunctive relief and specific performance.

n.             Further Assurances.  In connection with this Agreement, as well as all transactions and covenants contemplated by this Agreement, each party hereto agrees to execute and deliver or cause to be executed and delivered such additional documents and instruments and to perform or cause to be performed such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions and covenants contemplated by this Agreement.

o.             No Waiver.  The waiver of any breach of any term or condition of this Agreement shall not operate as a waiver of any other breach of such term or condition or of any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.

p.             Notwithstanding any of the other provisions of this Agreement, each of the Stockholders grants its consent to (i) SSF and/or its direct or indirect holding companies, partnerships and/or other entities (the “Holding Entities”) to grant pledges or other encumbrances or security interests over its or their respective direct and/or indirect interests in the Purchased Shares from time to time (the “Pledges”) to secure the repayment of financial indebtedness incurred by SSF or its Holding Entities and (ii) subject to the provisions of Section 11(a) hereof, the exercise by any Pledgee in respect of a Pledge of its rights under or in connection with such Pledge, including, without limitation, the foreclosure of such Pledge and the sale of the interests pledged thereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

GRAMERCY CAPITAL CORP.,
a Maryland corporation

By:	/s/ MARC HOLLIDAY
Name: Marc Holliday
Title: Chief Executive Officer and President

Solely for purposes of Sections 4, 8, 9 and 11

SL GREEN OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By: SL GREEN REALTY CORP., its General Partner

By:	/s/ ANDREW MATHIAS
Name: Andrew Mathias
Title: President

HOLDER:

SSF III GEMINI, LP, a Delaware limited partnership

By: SSF III GEMINI GP, LLC,
its General Partner

By:	/s/ HUGH MACDONNELL
Name: Hugh MacDonnell
Title: Authorized Person

[Signature Page to Registration Rights Agreement]